UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2025

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39389	99-1946435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 464-6400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	GAME	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting on March 12, 2025. As of the close of business on February 10, 2025, the record date for the Annual Meeting, there were 37,693,228 shares of the Company’s common stock outstanding and entitled to vote. A total of 20,559,214 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, the Company’s stockholders:

(a)	Elected eight directors to serve on the Company’s board of directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal (Proposal 1);

(b)	Ratified the appointment of Kreston GTA as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024 (Proposal 2).

(c)	Approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers (Proposal 3);

(d)	Approved, by a non-binding advisory basis, the frequency of the advisory vote on the compensation of our named executive officers (Proposal 4); and

(e)	Approved an amendment to the Company’s 2024 Stock Incentive Plan to incorporate an evergreen formula whereby the maximum number of securities issuable under the Company’s 2024 Stock Incentive Plan will readjust annually to an amount equal to 20% of the Company’s total shares of common stock outstanding (Proposal 5).

For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below:

Proposal 1 – Election of Board of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Justin Kenna	12,805,986	483,892	7,235,008

Louis Schwartz	12,804,616	481,091	7,235,009

Stuart Porter	12,757,970	515,262	7,235,008

Thomas Walker	12,558,730	730,375	7,235,008

Travis Goff	12,502,092	786,153	7,235,009

Jermi Gorman	12,558,858	729,450	7,235,009

Paul Hamilton	12,559,898	729,435	7,235,008

Nick Lewin	12,560,409	729,566	7,235,008

Proposal 2 – Ratification of the appointment of Kreston GTA as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,572,961	69,499	550,124	-

Proposal 3 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,340,546	502,851	476,194	7,235,010

Proposal 4 – Approval, on a non-binding advisory basis, of the frequency of the advisory vote on the compensation of our named executive officers

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
12,451,285	11,730	68,827	1,149,767	6,872,992

Proposal 5 – Approval of the amendment to the Company’s 2024 Stock Incentive Plan to incorporate an evergreen formula whereby the maximum number of securities issuable under the Company’s 2024 Stock Incentive Plan will readjust annually to an amount equal to 20% of the Company’s total shares of common stock outstanding

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,343,522	553,584	422,487	7,235,008

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.

Dated: March 14, 2025	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director